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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 26, 2007

                               Carrollton Bancorp
               (Exact Name of Registrant as Specified in Charter)

          Maryland                   000-23090                  52-1660951
(State or Other Jurisdiction      (Commission File             (IRS Employer
     of Incorporation)                 Number)               Identification No.)

         344 North Charles Street, Suite 300, Baltimore, Maryland 21201
               (Address of Principal Executive Offices) (ZIP Code)

        Registrant's telephone number, including area code (410) 536-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

(c) Effective March 21, 2007 Deanna L. Lintz was hired as the Senior Vice President of Branch Administration. Ms. Lintz, age 38, was previously a vice president & small business relationship manager for M & T Bank since February 2006. From September 2004 to February 2006, Ms. Lintz was a vice president & small business relationship manager for Provident Bank. Prior to Provident Bank, Ms. Lintz was a vice president & premier client manager for Bank of America from February 2001 to September 2004.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CARROLLTON BANCORP

                                              By:    /s/ Robert A. Altieri
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                                              Name:  Robert A. Altieri
                                              Title: Chief Executive Officer and
                                                     President

Date: March 26, 2007

                                              By:    /s/ James M. Uveges
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                                              Name:  James M. Uveges
                                              Title: Senior Vice President and
                                                     Chief Financial Officer

Date: March 26, 2007